UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):      August 13, 2012

Vail Resorts, Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-09614	51-0291762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Interlocken Crescent Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 404-1800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2012, Jeffrey W. Jones, Chief Financial Officer and President — Lodging, Retail, Real Estate of Vail Resorts, Inc. (the “Company”), notified the Company of his retirement, effective December 31, 2012.  Mr. Jones will continue to serve in his current capacity until the effective date of his retirement.   The Company intends to begin a search for Mr. Jones’ successor immediately. Also on August 13, 2012, Mr. Jones notified the Company of his retirement from the Board of Directors, effective when his term ends at the Company’s 2012 Annual Meeting of Stockholders.

A copy of the Company’s press release announcing Mr. Jones’ retirement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

A list of exhibits furnished herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAIL RESORTS, INC.

Date: August 14, 2012	By:	/s/ Fiona E. Arnold
Fiona E. Arnold
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 14, 2012.